UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 25, 2023
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment of Bylaws
Background. At the closing of the merger in July 2020 of First Horizon Corporation ("FHN") with IBERBIABANK Corporation ("IBKC"), a new Section 3.17 was added to FHN's Bylaws. Section 3.17 provided for: the creation of an Executive Chairman office; certain authorities and transitions related to the offices of Chief Executive Officer, Executive Chairman, and Lead Director; and certain constraints on the composition of the Board of Directors and certain other corporate matters. The provisions of Section 3.17 generally expired not later than July 1, 2023.
Bylaw Amendments. On July 25, 2023, the Board of Directors unanimously approved these amendments to the Bylaws, in each case effective immediately:
Section 3.6: Transitional provisions referring to the 2020 annual meeting, no longer meaningful, were removed.
Section 3.17: Section 3.17 was removed entirely, along with multiple references to that Section in other parts of the Bylaws.

ITEM 9.01.    Financial Statements and Exhibits
The following exhibits are filed herewith:

Exhibit #	Description
3.1	Bylaws of First Horizon Corporation, as amended and restated effective July 25, 2023
104	Cover Page Interactive Data File, formatted in Inline XBRL

2	FORM 8-K CURRENT REPORT 7/25/2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

July 25, 2023	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel and Corporate Secretary

3	FORM 8-K CURRENT REPORT 7/25/2023